54678
                                                        8/99
PROSPECTUS SUPPLEMENT
dated August 16, 1999 to:
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PUTNAM DIVERSIFIED INCOME TRUST
Prospectuses dated January 30, 1999

In the section entitled "What are the fund's main investment strategies and related risks?" the second sentence under the heading "High Yield Sector" has been replaced by the following language, which has been added to the end of the second paragraph under the heading "Credit risk":

   The fund may also invest up to 5% of its assets in securities rated below CCC (or its equivalent) at the time of purchase and unrated securities of comparable quality. To the extent that a security is assigned a different rating by one or more of the various rating agencies, Putnam Management will use the highest rating assigned by any agency.